UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 16, 2004
(Date of earliest event reported)

Strategic Distribution, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-5228	22-1849240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania	19007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   215-633-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 16, 2004 the Registrant issued a press release announcing the Company's unaudited financial results for the third quarter ended September 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

The information in this report, including the exhibit, is being furnished under item 2 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 16, 2004

Exhibit Index
99.1	Press release dated November 16, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Distribution, Inc. (Registrant)
November 17, 2004 (Date)	/s/ RICHARD MARTIN Richard Martin Chief Financial Officer